Exhibit 99.1
[GRAPHIC OMITTED][GRAPHIC OMITTED]

Contact:
Marc Panoff, CFO                    Garth Russell / Todd Fromer
Nephros, Inc.                       KCSA Worldwide
Tel: 212-781-5113                   212-896-1250 / 212-896-1215

              Nephros Reports Third Quarter 2005 Financial Results

NEW YORK, November 14, 2005 - Nephros, Inc. (AMEX: NEP) announced today financial results for the three months and nine months ended September 30, 2005.

For the quarter ended September 30, 2005, Nephros reported net revenue of $225,248, attributable to sales of its OLpur(TM) MD190 product in Europe, compared to $46,379 in the corresponding period of 2004. The Company's net loss was $1,747,882 for the third quarter of 2005, versus a net loss of $1,881,849 in the third quarter of 2004. Nephros reported a net loss attributable to common stockholders in the third quarter of 2005 of $1,747,882, or $0.14 loss per basic and diluted share, compared to a loss of $8,864,795, or $3.89 loss per basic and diluted share, in the year-earlier period. The average number of common basic and diluted shares for the quarter ended September 30, 2005 was 12,307,089, compared to 2,280,176 for the quarter ended September 30, 2004.

For the nine months ended September 30, 2005, Nephros reported net revenue of $2,353,339 compared with $46,379 in the same period of 2004. For the first nine months of 2005 net revenue recognized from product sales totaled $603,339. Nine month net revenue also included a one-time, upfront fee of $1.75 million resulting from Nephros's license agreement with Asahi Kasei Medical Co., Ltd., the largest filter provider in Japan, entered into on March 2, 2005.

Nephros's net loss was $4,173,102 for the first nine months of 2005, versus a net loss of $5,579,615 in the comparable period last year. Nephros reported a net loss attributable to common stockholders of $4,173,102, or $0.34 loss per basic and diluted share, for the first nine months of 2005, compared to a loss of $17,314,148, or $9.49 loss per basic and diluted share, in the same period last year. The average number of common basic and diluted shares for the nine months ended September 30, 2005 was 12,254,753, compared to 1,825,013 for the nine months ended September 30, 2004.

It should be noted that Nephros does not recognize revenue from product sales until a customer's right of return has expired. It should also be noted that the differences between net loss and net loss attributable to common stockholders for the 2004 periods are the result of the accrual of preferred dividends and the accretion of a beneficial conversion feature associated with Nephros's issuance of series D convertible preferred stock.

As of September 30, 2005, Nephros had cash, cash equivalents and short-term investments of $6,827,693.

"Nephros continues to build key relationships with physicians, clinical groups and government agencies on both sides of the Atlantic that can lead to future growth, and pursue sales opportunities for our core OLpur(TM) MD190 filter in Europe. Our marketing trials are progressing in Europe, with preliminary data expected before year-end. We were also issued a key U.S. patent for our OLpur(TM) H2H(TM) online hemodiafiltration module in July, highlighting the unique and proprietary value we've created with this technology. We are moving ahead with our strategy to be the first to introduce more effective therapy here in the United States using our H2H(TM) platform, increasing our OLpur(TM) filter sales opportunities accordingly," stated Norman Barta, chief executive officer of Nephros.

About Nephros Inc.
Nephros, Inc., headquartered in New York, is a medical device company developing and marketing products designed to improve the quality of life for the End-Stage Renal Disease (ESRD) patient, while addressing the critical financial and clinical needs of the care provider. ESRD is a disease state characterized by the irreversible loss of kidney function. Nephros believes that its products are designed to remove a range of harmful substances more effectively, and more cost-effectively, than existing treatment methods; particularly with respect to substances known collectively as "middle molecules," due to their molecular weight, that have been found to contribute to such conditions as dialysis related amyloidosis, carpal tunnel syndrome, degenerative bone disease and ultimately, to mortality in the ESRD patient.

Forward Looking Statements
This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements may include statements regarding the efficacy and intended use of Nephros's technologies under development, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. For such statements, Nephros claims the protection of the Private Securities Litigation Reform Act of 1995.


Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include the risks that: (i) products that appeared promising in research or clinical trials to Nephros may not demonstrate anticipated efficacy, safety or cost savings in subsequent pre-clinical or clinical trials; (ii) Nephros may not obtain appropriate or necessary governmental approvals to achieve its business plan; (iii) product orders may be cancelled, patients currently using Nephros's products may cease to do so and patients expected to begin using Nephros's products may not; (iv) hemodiafiltration therapy may not be accepted in the United States and/or Nephros's technology and products may not be accepted in current or future target markets, which could lead to the failure to achieve market penetration of Nephros's products; (v) Nephros may not be able to sell its products at competitive prices or profitably; (vi) Nephros may not be able to build key relationships with physicians, clinical groups and government agencies, pursue or increase sales opportunities in Europe or elsewhere, or be the first to introduce hemodiafiltration therapy in the United States; (vii) Nephros may not be able to secure or enforce adequate legal protection, including patent protection, for its products; and (viii) Nephros may not be able to achieve sales growth in Europe or expand into other key geographic markets. More detailed information about Nephros and the risk factors that may affect the realization of forward-looking statements is set forth in Nephros's filings with the Securities and Exchange Commission, including Nephros's Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2004 and its Quarterly Report on Form 10-QSB filed with the SEC for the fiscal quarter ended June 30, 2005. Investors and security holders are urged to read those documents free of charge on the SEC's web site at www.sec.gov. Nephros does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

                                 (Tables follow)

                          NEPHROS, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                     September 30,    December 31,
                                                                         2005            2004
                                                                         ----            ----
                                                                      (unaudited)
ASSETS
Current assets:
     Cash and cash equivalents                                        $   828,943    $ 3,719,181
     Short-term investments                                             5,998,750      5,995,940
     Accounts receivable                                                  229,610        174,797
     Inventory                                                            468,906        653,351
     Prepaid expenses and other current assets                            717,155        468,355
                                                                      -----------    -----------
          Total current assets                                          8,243,364     11,011,624
Property and equipment, at cost less accumulated depreciation of
   $813,958 and $584,130 at September 30, 2005 and December 31,
   2004, respectively                                                   1,191,018      1,191,856
Other assets                                                                3,822          3,822
                                                                      -----------    -----------
          Total assets                                                $ 9,438,204    $12,207,302
                                                                      ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                 $   755,982    $   629,814
     Accrued expenses                                                     504,608        362,789
     Deferred revenue                                                          --         64,058
     Accrued liabilities                                                1,500,000      1,500,000
                                                                      -----------    -----------
          Total current liabilities                                     2,760,590      2,556,661
                                                                      -----------    -----------
Stockholders' equity:
     Preferred stock, $.001 par value, 5,000,000 and 31,000,000 shares authorized at September 30, 2005 and December 31,
        2004, respectively; no shares issued and outstanding at
        September 30, 2005 and December 31, 2004                               --             --
     Common stock, $.001 par value; 25,000,000 and 49,000,000
        shares authorized at September 30, 2005 and December 31,
        2004, respectively; 12,308,996 and 12,120,248 shares issued and outstanding at September 30, 2005 and December 31,
        2004, respectively                                                 12,309         12,120
     Additional paid-in capital                                        54,729,588     53,740,171
     Deferred compensation                                             (2,141,144)    (2,479,317)
     Accumulated other comprehensive income - foreign currency
        translation                                                        25,919        156,433
     Accumulated other comprehensive loss - unrealized losses on
        available-for-sale securities                                      (1,250)        (4,060)
     Accumulated deficit                                              (45,947,808)   (41,774,706)
                                                                      ------------   ------------
          Total stockholders' equity                                    6,677,614      9,650,641
                                                                      ------------   ------------
          Total liabilities and stockholders' equity                 $  9,438,204   $ 12,207,302
                                                                      ============   ============

                          NEPHROS, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                     Three Months Ended September      Nine Months Ended September
                                                                  30,                              30,
                                                                  ---                              ---
                                                        2005             2004             2005            2004

      Net contract revenues                         $        --     $        --        $1,750,000      $
      Net product revenues                              225,248          46,379           603,339           46,379
                                                    -----------     -----------        ----------       ----------
          Net revenues                                  225,248          46,379         2,353,339           46,379
                                                    -----------     -----------        ----------       ----------
        Operating costs and expenses:
          Cost of product revenue                       151,646          38,550           400,695          105,472
          Research and development                      401,873         358,120         1,415,584        1,650,136
          Selling, general and administrative         1,480,005       1,533,923         4,889,025        3,874,666
                                                    -----------     -----------        ----------       ----------
             Total operating expenses                 2,033,524       1,930,593         6,705,304        5,630,274
                                                    -----------     -----------        ----------       ----------
      Loss from operations                           (1,808,276)     (1,884,214)       (4,351,965)      (5,583,895)
                                                    -----------     -----------        ----------       ----------
      Other income:
          Interest income                                60,394           2,365           178,863            4,280
                                                    -----------     -----------        ----------       ----------
             Total other income                          60,394           2,365           178,863            4,280
                                                    -----------     -----------        ----------       ----------
      Net loss                                       (1,747,882)     (1,881,849)       (4,173,102)      (5,579,615)
      Dividends and accretion to redemption
       value of redeemable convertible preferred
       stock                                                 --      (6,982,946)               --      (11,734,533)
                                                    -----------     -----------        ----------       ----------
      Net loss attributable to common
       stockholders                                 $(1,747,882)    $(8,864,795)      $(4,173,102)    $(17,314,148)
                                                    ===========     ===========       ===========     ============
      Basic and diluted net loss attributable to
       common stockholders per common share         $     (0.14)    $     (3.89)      $     (0.34)    $      (9.49)
                                                    ===========     ===========       ===========     ============
      Shares used in computing basic and diluted
       net loss attributable to common
       stockholders per common share                 12,307,089       2,280,176        12,254,753        1,825,013
                                                    ===========     ===========       ===========     ============

                          NEPHROS, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)

                                             Nine months ended
                                               September 30,
                                               -------------
                                              2005         2004
                                              ----         ----

Operating activities
     Net loss                              $(4,173,102)  $(5,579,615)
     Adjustments to reconcile net loss
        to net cash used in operating
        activities:
        Depreciation and amortization          229,828       122,788
        Noncash stock-based compensation       326,458       582,698
        (Increase) decrease in operating
          assets
          Accounts receivable                  (54,813)      (23,627)
          Prepaid expenses and other
            current assets                    (248,800)     (562,325)
          Inventory                            184,445      (135,254)
        Increase (decrease) in operating
          liabilities
          Accounts payable and accrued
            expenses                           267,987       740,997
          Deferred revenue                     (64,058)        6,792
                                            -----------   -----------
            Net cash used in operating
               activities                   (3,532,055)   (4,847,546)
                                            -----------   -----------
Investing activities
     Purchase of property and equipment       (228,990)     (470,146)
     Purchase of short-term investments             --    (4,000,000)
                                            -----------   -----------
            Net cash used in investing
               activities                     (228,990)   (4,470,146)
                                            -----------   -----------
Financing activities
     Proceeds from issuance of preferred
        stock, net                                  --     3,811,538
     Proceeds from initial public
        offering of common stock, net               --    10,784,586
     Proceeds from exercise of warrants             --        87,500
     Proceeds from exercise of stock
        options                                  1,439            --
     Proceeds from private placement
        issuance of common stock
        subsequent to the initial public
        offering                               955,521            --
     Adjustment to proceeds from initial
        public offering of common stock         44,361            --
                                            -----------   -----------
            Net cash provided by
               financing activities          1,001,321    14,683,624
                                            -----------   -----------
Effect of exchange rates on cash              (130,514)      (47,784)
                                            -----------   -----------
            Net increase (decrease) in
               cash and cash equivalents    (2,890,238)    5,318,148
     Cash and cash equivalents,
        beginning of period                  3,719,181     4,121,263
                                            -----------   -----------
     Cash and cash equivalents, end of
        period                              $  828,943    $9,439,411
                                            ===========   ===========
Supplemental disclosure of cash flow
information
     Cash paid for income taxes              $  11,630     $     723


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